85
ITEM 19. EXHIBITS

The following

exhibits are

filed as a part

of this Annual

Report:
1.1
(1)
Memorandum of

Association

of DRDGOLD Limited.
1.2
(6)
Articles of

Association of

DRDGOLD Limited,

as amended on

November 8, 2002.
http://www.sec.gov/Archives/edgar/data/1023512/000104746902008746/a2096282zex-1_2.txt
1.3
(1)
Excerpts of

relevant provisions

of the South

African Companies

Act.
1.5
(9)
Memorandum of

Incorporation,

as amended on

November 30,

2012.
http://www.sec.gov/Archives/edgar/data/1023512/000120561313000188/ex1_5.htm
2.1
(1)
Excerpts of

relevant provisions

of the Johannesburg

Stock Exchange

Listings Requirements.
2.2
(4)
Indenture between

DRDGOLD Limited,

as Issuer, and The

Bank of New

York Mellon, as Trustee, dated

November
12, 2002.
http://www.sec.gov/Archives/edgar/data/1023512/000104746902008746/a2096282zex-2_2.txt
4.1
(2)
Deposit Agreement

among DRDGOLD

Limited, The

Bank of New York Mellon as

Depositary, and owners

and
holders of American

Depositary Receipts,

dated as of August

12, 1996, as

amended and restated

as of October

2, 1996,
as further

amended and restated

as of August

6, 1998, as

further amended

and restated

July 23, 2007.
4.2
(3)
Form of Non-Executive

Employment Agreement.
4.3
(3)
Form of Executive

Employment Agreement.
4.4
(4)
Agreement between

DRDGOLD Limited

and Rand Refinery

Limited, dated

October 12,

2001.
http://www.sec.gov/Archives/edgar/data/1023512/000104746902008746/a2096282zex-4_36.txt
4.5
(12)
Local Mine Bullion

Refining Agreement

between DRDGOLD

Limited and Rand

Refinery Limited,

dated June 27,
2018.
http://www.sec.gov/Archives/edgar/data/1023512/000102351218000003/exhibit4.htm
4.9
(8)
Sale of Shares and Claims Agreement entered into by Village

Main Reef Limited (“Village”),

DRDGOLD Limited
(“DRDGOLD”) (“Seller”), Business Venture

Investments No 1557 Proprietary Limited (“Purchaser”) and
Blyvooruitzicht Gold Mining Company Limited (“Blyvoor”)

dated February 11, 2012.
http://www.sec.gov/Archives/edgar/data/1023512/000120561312000150/ex4_140.htm
4.10
(9)
Heads of Agreement entered into by Trans

-Caledon Tunnel Authority (“TCTA’),

Ergo Mining Operations
Proprietary Limited (“EMO”), East Rand Proprietary Mines Limited (“ERPM”)

and Crown Gold Recoveries
Proprietary Limited (“CGR”) (collectively CGR, EMO and ERPM are called “the

Ergo Group”) dated November
28, 2012.
http://www.sec.gov/Archives/edgar/data/1023512/000120561313000188/ex4_39.htm
4.13(11)
Settlement Agreement between DRDGOLD Limited ("DRDGOLD") and

VMR Gold Investments 02 Proprietary
Limited ("VMR Gold") dated May 28, 2015.
http://www.sec.gov/Archives/edgar/data/1023512/000120561315000144/ex4_42.htm
8.1(13)
List of Subsidiaries
.
10.1(12)
DRD Exchange Agreement entered into by DRDGOLD Limited (“DRDGOLD”) and

Sibanye Gold Limited
http://www.sec.gov/Archives/edgar/data/1023512/000102351218000003/exhibit10.htm
10.2(12)
Sibanye-Stillwater Exchange Agreement entered into by Sibanye

Gold Limited and K2017449061 (South Africa)
Proprietary Limited (to be renamed WRTRP

Proprietary Limited) and including DRDGOLD Limited
(“DRDGOLD”)
http://www.sec.gov/Archives/edgar/data/1023512/000102351218000003/exhibit10002.htm
10.3(12)
DRD Guarantee issued by DRDGOLD Limited (“DRDGOLD”) to and

in favor of Sibanye Gold Limited.
http://www.sec.gov/Archives/edgar/data/1023512/000102351218000003/exhibit10003.htm

86
ITEM 19. EXHIBITS

The following

exhibits are

filed as a part

of this Annual

Report:
10.5
(12)
Closing and

Amending Agreement,

dated 20 July

2018, among Sibanye

Gold Limited,

WRTRP Proprietary

Limited
and DRDGOLD

Limited; each

of the following

annexures are

incorporated

by reference

to Sibanye-Stillwater's
Schedule 13-D,

Exhibit 99.5

filed with the

Securities and

Exchange Commission

on July 31, 2018
Annexure A —

Approval of Financial

Surveillance

Department of

SARB;

Annexure B —

JSE Approval

of DRD Circular;

Annexure C —

TRP Approval of

DRD Circular;

Annexure D —

Approval in

Terms of Competition

Act;

Annexure E —

Press Announcement

Confirming Approval

of DRD Shareholders;

Annexure F —

Environmental

Authorisations

and Waste Management Licences;

Annexure G —

Confirmation

of VAT

Registration

of Issuing Party;

Annexure H —

Lender’s Consent

in Terms of the Rand

Revolving Credit

Facility; and

Annexure I —

Employees of

the Business

as at the Delivery

Date of the

Closing and

Amending Agreement.
http://www.sec.gov/Archives/edgar/data/1023512/000110465918048791/0001104659-18-048791-index.htm
http://www.sec.gov/Archives/edgar/data/1023512/000102351218000003/exhibit10005.htm
10.6
(12)
Revolving Credit

Facility.
http://www.sec.gov/Archives/edgar/data/1023512/000102351218000003/exhibit10006.htm
10.8
(13)
ABSA Ergo Mining

Performance

Guarantee Number

175 02 0183033

G
10.9
(14)
Second Addendum

to the Revolving

Credit Facility

Agreement entered

into on August

1, 2018
12.1
(14)
Certification

pursuant to

Section 302 of

the Sarbanes-Oxley

Act of 2002.
12.2
(14)
Certification

pursuant to

Section 302 of

the Sarbanes-Oxley

Act of 2002.
13.1
(14)
Certification

pursuant to

Section 906 of

the Sarbanes-Oxley

Act of 2002.
13.2
(14)
Certification

pursuant to

Section 906 of

the Sarbanes-Oxley

Act of 2002.
101.INS
(14)
XBRL Instance

Document
101.SCH
(14)
XBRL Taxonomy Extension

Schema Document
101.CAL
(14)
XBRL Taxonomy Extension

Calculation

Linkbase Document
101.DEF
(14)
XBRL Taxonomy Extension

Definition Linkbase

Document
101.LAB
(14)
XBRL Taxonomy Extension

Label Linkbase

Document
101.PRE
(14)
XBRL Taxonomy Extension

Presentation

Linkbase Document
___________

87
ITEM 19. EXHIBITS

The following

exhibits are

filed as a part

of this Annual

Report:
(1)

Incorporated

by reference

to our Registration

Statement (File

No. 0-28800) on

Form 20-F.

(2)

Incorporated

by reference

to Amendment

No. 1 to our

Registration

Statement (File

No.
333-140850
) on Form F-6.
(3)

Incorporated

by reference

to our Annual

Report on Form

20-F for the

fiscal year

ended June 30,

2000.

(4)

Incorporated

by reference

to our Annual

Report on Form

20-F for the

fiscal year

ended June 30,

2002.
(5)

Incorporated

by reference

to our Annual

Report on Form

20-F for the

fiscal year

ended June 30,

2005.
(6)

Incorporated

by reference

to our Annual

Report on Form

20-F for the

fiscal year

ended June 30,

2006.
(7)

Incorporated

by reference

to our Annual Report

on Form 20-F for

the fiscal

year ended June

30, 2010.
(8)

Incorporated

by reference

to our Annual

Report on Form

20-F for the

fiscal year

ended June 30,

2012.
(9)

Incorporated

by reference

to our Annual

Report on Form

20-F for the

fiscal year

ended

June 30, 2013.
(10)

Incorporated

by reference

to our Annual

Report on Form

20-F for the

fiscal year

ended June 30,

2014.
(11)

Incorporated

by reference

to our Annual

Report on Form

20-F for the

fiscal year

ended June 30,

2015.
(12)

Incorporated

by reference

to our Annual

Report on Form

20-F for the

fiscal year

ended June 30,

2018.
(13)

Incorporated

by reference

to our Annual Report

on Form 20-F for

the fiscal

year ended June

30, 2019.
(14)

Incorporated

by reference

to our Annual

Report on Form

20-F for the

fiscal year

ended June 30,

2020.
(15)

Filed herewith.